Lutheran Brotherhood Variable Insurance Products Company
                                  and
                    LBVIP Variable Annuity Account I

            Individual Flexible Premium Variable Annuity Contract

               Supplement to Prospectus dated May 1, 2001


     Lutheran Brotherhood, the indirect parent company of Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), has entered into an agreement with Aid Association for Lutherans ("AAL") under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger, which has received initial approval from the Boards of Directors of the two companies, is subject to approval from several government agencies and certain other conditions. Among those conditions, approximately 300 Lutheran Brotherhood member delegates must vote on the merger, and the AAL Board must grant final approval. The merger is expected to close on or before December 31, 2001.

     It is anticipated that as a result of the merger LBVIP will be an indirect subsidiary of the merged organization, the LBVIP Variable Annuity Account I will continue as a separate account of LBVIP, and the contracts offered by this Prospectus will continue as contracts of LBVIP.

                The date of this Supplement is July 2, 2001.

            Please include this supplement with your prospectus.